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                                                                   EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
IMH Commercial Holdings, Inc.:

  We consent to the use of our report dated April 16, 1997, except as to Note 1 to the financial statements which is as of June 30, 1997, included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.

                                          KPMG PEAT MARWICK LLP

Orange County, California

July 16, 1997